UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           December 21, 2009
                           -----------------

                            Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  El Cangrego, Calle Eusebio A. Morales
                  Edificio Carpaz #2A, Panama City, Panama
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (507) 6679-6419
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

              8937 Quintessa Cove Street, Las Vegas, NV  89148
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 3.02  Unregistered Sales of Equity Securities

On December 21, 2009, Monster Offers (the "Registrant") agreed to issue 13,500,000 shares of its unregistered restricted common stock to three shareholders in exchange for $13,500 cash.

On December 21, 2009, Monster Offers agreed to issue 5,500,000 shares of its unregistered common stock to Jonathan W. Marshall. Mr. Marshall paid $5,500.00 for these shares.

On December 21, 2009, Monster Offers agreed to issue 7,000,000 shares of its unregistered common stock to Scott J. Gerardi. Mr. Gerardi paid $7,000.00 for these shares.

On December 21, 2009, Monster Offers agreed to issue 1,000,000 shares of its unregistered common stock to Charles Lee. Mr. Lee paid $1,000.00 for these shares.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The shares of common stock issued will contain a legend restricting transferability absent registration or applicable exemption.

Item 5.01.  Changes in Control of Registrant.

Concurrently with the purchase and issuance of these shares, Mr. Nate Kaup, the founder of the Company, resigned as an officer and director of the Registrant. Concurrently with his resignation, he agreed to cancel his employment contract with the Company. Any implied or expressed agreements Mr. Kaup had with the Company has been cancelled.

Prior to his resignation, the board added Jonathan W. Marshall as a director of the Registrant. The board also appointed Jonathan W. Marshall as President of the Company.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

The new management of the Company does not intend to change the original business plan for the Company. The new management believes that it can enhance the Company's existing operations by focusing on: a) becoming a full service online advertising agency; b) executing agency of record contracts with online advertisers; and c) providing clients with digital production and lead generation services.




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


CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                      Age                 Position
-------------             ---                 ------------------------------
Jonathan W. Marshall      44                  Chairman and President
----------------------------------------------------------------------------

Biography of Jonathan W. Marshall
---------------------------------

2009-Present    VeritasDigitalStudios.com, Founder, a full service digital advertising agency, based in Panama City, Panama

2007-2008       Speedshape.com, VP Client Services, Detroit/LA.  A digital asset management and 3D production company. Speedshape provides 3D assets for TV and Print.

2004-2006       EducationConnection.com, VP Marketing, Boca Raton, Fl.  An
                Online/TV lead generation company for colleges.

2002-2003       Russell Simmons Beverage Company, Executive VP Advertising,
                New York. Russell Simmons Beverage Company was a soft drink and healthy water company. The Company was sold to Interbru of Belgium.

2001-2001       ClickPath Media, President, Newport each, CA., a full service digital advertising agency.

1998-2001       PayPro Resources, VP Marketing, Anaheim, CA.  PayPro was a
                payroll, HR and Benefits company.

1988-1998       Haus of Design/Planet Access, President, Costa Mesa, CA.
                Founder of these advertising agencies between 1988 and 1995.
                They were digital advertising studios that specialized in web development and multimedia.

EDUCATION

California State University/Communications, Advertising - Bachelors Degree Fluent in Spanish

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

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


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on December 19th, 2009 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after December 21, 2009 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Monster Offers common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                          AMOUNT AND
                                          NATURE OF
TITLE OF    NAME OF BENEFICIAL            BENEFICIAL         PERCENT OF
CLASS       OWNER AND POSITION            OWNERSHIP          CLASS(1)
-----------------------------------------------------------------------------
Common      Jonathan W. Marshall (2)      7,000,000             21.6%
            President

Common      Scott J. Gerardi (3)          7,000,000             21.6%
            Shareholder

Common      Powerhouse Development (4)   11,250,000             35.0%
            Shareholder
-----------------------------------------------------------------------------
DIRECTORS AND OFFICERS AS A GROUP
                     (1 person)           7,000,000             21.6%

(1)  Percent of Class based on 32,460,000 shares
(2) Jonathan W. Marshall, El Cangrego, Calle Eusebio A. Morales, Edificio Carpaz #2A, Panama City, Panama. On December 19, 2009, Jonathan W Marshall purchased 1,500,000 shares in a private transaction from three independent non affiliated shareholders.
(3)  Scott J. Gerardi, 6281 Pale Pavilion Ave, Las Vegas, NV  89139
(4) Powerhouse Development, a Panamanian Corporation, Box 832-0816, World Trade Center, Panama City Panama, these shares are being held by this corporation for the benefit of the employees and contractors of the Company.
-----------------------------------------------------------------------------

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 21, 2009, the Registrant accepted the resignation of Mr. Nate Kaup as Officer and Director. Pursuant to Nevada Corporate law,
NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of Jonathan W. Marshall, effective December 21, 2009. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Jonathan W. Marshall, as President of the Registrant.


Item 8.01  - Other Events

The Corporation's mailing address and business address have been changed from 8937 Quintessa Cove Street, Las Vegas, NV 89148 to El Cangrego, Calle Eusebio A. Morales, Edificio Carpaz #2A, Panama City, Panama, effective December 21, 2009. The Company's new phone number is: (507) 6679-6419



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Jonathan W. Marshall
                                ------------------------------------
                                Name:   Jonathan W. Marshall
                                Title:  Director/President


Dated:  December 22, 2009



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